SECURITIES AND EXCHANGE COMMISSION

                       Washington,D.C. 20549


                       _______________


                            FORM 8-K


                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported) March 13, 2001

                        Universal Bank, N.A.
          (Originator of the Universal Card Master Trust)
                     Universal Card Master Trust
              (Issuer of the Asset Backed Certificates)
          (Exact name of registrant as specified in its charter)

United States of America        33-93806            58-1885168
(State or Other              (Commission File        (IRS Employer
Jurisdiction of               Number)                 Identification
Incorporation)                                        Number)


200 Brookstone Centre, Suite 110
Columbus, GA  31904                                             31904
(Address of Principal Executive Office)                       (Zip Code)


Registrants telephone number, including area code 706-562-2200


                                  N/A
       (Former Name or Former Address, if Changed Since Last Report)







INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.                 Not Applicable

Item 5. The Certificateholder  Statements for the month ending February 28,
2001 for the Universal Card Master Trust Series 1995-3, Series 1996-1, Series 1996-3, and Series 1997-1 Certificates were distributed on March 19, 2001.

Item 6.                    Not Applicable.

Item 7.                    Exhibits.

     The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, 20.3, and 20.4.


         Exhibit 20.1 Monthly Servicing Report dated March 19, 2001. with respect to the Universal Card Master Trust
                                         Series 1995-3.

         Exhibit 20.2 Monthly Servicing Report dated March 19, 2001. with respect to the Universal Card Master Trust
                                         Series 1996-1.

         Exhibit 20.3 Monthly Servicing Report dated March 19, 2001. with respect to the Universal Card Master Trust
                                         Series 1996-3.

         Exhibit 20.4 Monthly Servicing Report dated March 19, 2001. with respect to the Universal Card Master Trust
                                         Series 1997-1.







                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               UNIVERSAL BANK, N.A.



                                                 By:  /s/ Meridith Jarrell
                                                 Name:   Meridith Jarrell
                                                 Title:  President & Chief
                                                         Operating Officer




                                                    EXHIBIT INDEX


Exhibit                             Description

20.1 Monthly Servicing Report dated March 19, 2001. with respect to the Universal Card Master Trust
                                            Series 1995-3.

20.2 Monthly Servicing Report dated March 19, 2001. with respect to the Universal Card Master Trust
                                            Series 1996-1.

20.3 Monthly Servicing Report dated March 19, 2001. with respect to the Universal Card Master Trust
                                            Series 1996-3.

20.4 Monthly Servicing Report dated March 19, 2001. with respect to the Universal Card Master Trust
                                            Series 1997-1.










                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                      Universal Card Master Trust
                    For the Due Period Ending February 28, 2001

==============================================================================

     This Certificate relates to the Due Period ending February 28, 2001 and the related Distribution Date.

A.   Information Regarding the Total Trust
     -------------------------------------

1. Trust Portfolio Yield ..................................            12.48%
       Total Yield Component  .............................            17.13%
       Net Credit Loss Component  .........................             4.65%
       Recoveries .........................................             0.41%
2. Principal Purchase Rate  ...............................            13.52%

3. Principal Payment  Rate  ...............................            12.54%

4. Aggregate Amount of Principal Receivables in the Trust :
     Beginning of Due Period  ............................  $  13,379,110,602
     Weighted Average (used for mid-month addition)  .....  $               0
     Lump Sum Addition  ..................................  $               0
     End of Due Period  ..................................  $  13,422,351,720
     Transferor's Interest  ..............................  $   4,172,351,720
     Aggregate Invested Amount of all Series: ............  $   9,250,000,000

5. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Distribution Date, as a percentage of aggregate Receivables as of the last day of the Due Period) :

       Current  ..........................................  $  12,719,253,429
         5-34 days delinquent  ...........................  $     618,580,948
        35-64 days delinquent  ...........................  $     191,572,974
        65-94 days delinquent  ...........................  $     128,232,731
       95-124 days delinquent  ...........................  $     103,442,598
      125-154 days delinquent  ...........................  $      71,930,423
      155-184 days delinquent  ...........................  $      58,219,234

      Current  ...........................................             91.56%
         5-34 days delinquent  ...........................              4.45%
        35-64 days delinquent  ...........................              1.38%
        65-94 days delinquent  ...........................              0.92%
       95-124 days delinquent  ...........................              0.74%
      125-154 days delinquent  ...........................              0.52%
      155-184 days delinquent  ...........................              0.43%
     35+ days delinquent  ................................              3.99%

                                      Page 1




                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                         Universal Card Master Trust
                    For the Due Period Ending February 28, 2001

==============================================================================

B. Information Regarding Group 1
   -----------------------------
  (Percentage Basis)

  1. Portfolio Yield                                      12.48%
  2. Weighted Average Certificate Rate                     6.00%
  3. Weighted Average Investor Fee Rates                   1.87%


C. Information Regarding Group 1
   -----------------------------
  (Dollars Basis)

  1. Total Investor Collections                 $   523,694,511
         Principal Collections                  $   470,176,631
         Finance Charge Collections             $    53,517,880
  2. Investor Default Amount                    $    14,517,411
  3. Investor Monthly Interest                  $    16,877,932
  4. Investor Monthly Fees                      $     5,843,750























                                      Page 2


                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending February 28, 2001


==============================================================================
This Certificate relates to the Due Period ending February 28, 2001 and the related Distribution Date.

C2. Information Regarding Series 1995-3
   ------------------------------------
    1. Total Investor Collections                    $  104,703,307
         Principal Collections                       $   94,035,326
         Reallocated Finance Charge Collections      $   10,667,981
    2. Investor Default Amount                       $    2,903,482
    3. Investor Monthly Interest                     $    3,339,991
    4. Investor Monthly Servicing Fee                $    1,168,750
    5. Excess Finance Charge Collections             $    3,258,174

     *Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------
Current Month
    1. Series Adjusted Portfolio Yield - current month   12.43%

    2. Base Rate - current month                          7.21%
         Coupon Component                                 5.34%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - 3 month average         5.22%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 13.69%

    5. Base Rate - 3 month average                        8.23%
         Coupon Component                                 6.36%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         5.46%












                                      Page 1

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending February 28, 2001


==============================================================================
This  Certificate  relates to the Due Period  ending  February  28, 2001 and the
related   Distribution   Date.   D.   Information    Regarding   Series   1995-3
--------------------------------------

   1a. Class A Invested Amount                         $  652,500,000

   1b. Class B Invested Amount                         $   45,000,000

   1c. CIA Invested Amount                             $   52,500,000

   2a. Class A Monthly Interest                        $    2,902,605

   2b. Class B Monthly Interest                        $      203,892

   2c. CIA Monthly Interest                            $      233,494

   3a. Balance in the Class A Interest Funding Account $    6,557,738

   3b. Balance in the Class B Interest Funding Account $      460,645

   3c. Balance in the CIA Interest Funding Account     $      233,494

   4a. Class A Investor Charge-offs                    $            0

   4b. Class B Investor Charge-offs                    $            0

   4c. CIA Investor Charge-offs                        $            0

   5. Required Amount                                  $            0

   6a. Class A Principal Deposit to PFA (2)            $            0

   6b. Class B Principal Deposit to PFA (2)            $            0

   6c. CIA Principal Deposit to PFA (2)                $            0

   7a. Balance in Class A Principal Funding Account (2)$            0

   7b. Balance in Class B Principal Funding Account (2)$            0

   7c. Balance in CIA Principal Funding Account (2)    $            0
--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period


                                      Page 2

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer
==============================================================================
                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending February 28, 2001
==============================================================================
This Certificate relates to the Due Period ending February 28, 2001 and the related Distribution Date.
E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date                    $            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date                    $            0

   1c. The total amount of the distribution to Class C
       Certificateholders On the Payment Date                    $      233,494

   2a. The amount of the distribution set forth in item 1(a) above
       in respect to principal on the Class A Certificates       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect to principal on the Class B Certificates       $            0

   2c. The amount of the distribution set forth in item 1(c) above
       in respect to principal on the CIA                        $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates        $            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates        $            0

   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the CIA                         $      233,494

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4c. The amount, if any, by which the outstanding principal balance of the CIA exceeds the CIA
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0
       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.
                                      Page 3

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending February 28, 2001

==============================================================================

     This Certificate relates to the Due Period ending February 28, 2001 and the related Distribution Date.

The undersigned, a duly authorized representative of Universal Card Services Corp.('UCS'), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the 'Pooling And
  Servicing Agreement'), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Universal Card Services Corp. is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on March 19, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 13th day of March 2001

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 4

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1996-1
                    For the Due Period Ending February 28, 2001


==============================================================================
This Certificate relates to the Due Period ending February 28, 2001 and the related Distribution Date.

C2. Information Regarding Series 1996-1
   ------------------------------------
    1. Total Investor Collections                    $  139,562,222
         Principal Collections                       $  125,380,435
         Reallocated Finance Charge Collections      $   14,181,787
    2. Investor Default Amount                       $    3,871,310
    3. Investor Monthly Interest                     $    4,411,134
    4. Investor Monthly Servicing Fee                $    1,558,333
    5. Excess Finance Charge Collections             $    4,344,202

     *Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------
Current Month
    1. Series Adjusted Portfolio Yield - current month   12.38%

    2. Base Rate - current month                          7.16%
         Coupon Component                                 5.29%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - 3 month average         5.22%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 13.63%

    5. Base Rate - 3 month average                        8.17%
         Coupon Component                                 6.30%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         5.46%













                                      Page 1

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1996-1
                    For the Due Period Ending February 28, 2001


==============================================================================
This Certificate relates to the Due Period ending February 28, 2001 and the related Distribution Date.

D. Information Regarding Series 1996-1
--------------------------------------

   1a. Class A Invested Amount                         $  100,000,000

   1b. Class B Invested Amount                         $   80,000,000

   1c. CIA Invested Amount                             $   70,000,000

   2a. Class A Monthly Interest                        $    3,739,734

   2b. Class B Monthly Interest                        $      360,075

   2c. CIA Monthly Interest                            $      311,325

   3a. Balance in the Class A Interest Funding Account $    8,449,030

   3b. Balance in the Class B Interest Funding Account $      813,503

   3c. Balance in the CIA Interest Funding Account     $      311,325

   4a. Class A Investor Charge-offs                    $            0

   4b. Class B Investor Charge-offs                    $            0

   4c. CIA Investor Charge-offs                        $            0

   5. Required Amount                                  $            0

   6a. Class A Principal Deposit to PFA (2)            $  750,000,000

   6b. Class B Principal Deposit to PFA (2)            $            0

   6c. CIA Principal Deposit to PFA (2)                $            0

   7a. Balance in Class A Principal Funding Account (2)$  750,000,000

   7b. Balance in Class B Principal Funding Account (2)$            0

   7c. Balance in CIA Principal Funding Account (2)    $            0
--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period


                                      Page 2

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer
==============================================================================
                 Universal Card Master Trust, Series 1996-1
                    For the Due Period Ending February 28, 2001
==============================================================================
This Certificate relates to the Due Period ending February 28, 2001 and the related Distribution Date.
E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date                    $            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date                    $            0

   1c. The total amount of the distribution to Class C
       Certificateholders On the Payment Date                    $      311,325

   2a. The amount of the distribution set forth in item 1(a) above
       in respect to principal on the Class A Certificates       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect to principal on the Class B Certificates       $            0

   2c. The amount of the distribution set forth in item 1(c) above
       in respect to principal on the CIA                        $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates        $            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates        $            0

   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the CIA                         $      311,325

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $  750,000,000

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4c. The amount, if any, by which the outstanding principal balance of the CIA exceeds the CIA
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0
       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.
                                      Page 3

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1996-1
                    For the Due Period Ending February 28, 2001

==============================================================================

This Certificate relates to the Due Period ending February 28, 2001 and the related Distribution Date.

The undersigned, a duly authorized representative of Universal Card Services Corp.('UCS'), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the 'Pooling And
  Servicing Agreement'), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Universal Card Services Corp. is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on March 19, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 13th day of March 2001

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 4

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1996-3
                    For the Due Period Ending February 28, 2001

==============================================================================
This Certificate relates to the Due Period ending February 28, 2001 and the related Distribution Date.

C2. Information Regarding Series 1996-3
   ------------------------------------
    1. Total Investor Collections                    $  140,113,669
         Principal Collections                       $  125,380,435
         Reallocated Finance Charge Collections      $   14,733,234
    2. Investor Default Amount                       $    3,871,310
    3. Investor Monthly Interest                     $    4,962,581
    4. Investor Monthly Servicing Fee                $    1,558,333
    5. Excess Finance Charge Collections             $    4,372,006

*Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------
Current Month
    1. Series Adjusted Portfolio Yield - current month   13.07%

    2. Base Rate - current month                          7.83%
         Coupon Component                                 5.96%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - 3 month average         5.24%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 14.05%

    5. Base Rate - 3 month average                        8.60%
         Coupon Component                                 6.73%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         5.45%













                                      Page 1

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1996-3
                    For the Due Period Ending February 28, 2001

==============================================================================
This Certificate relates to the Due Period ending February 28, 2001 and the related Distribution Date.
D. Information Regarding Series 1996-3
--------------------------------------

   1a. Class A Invested Amount                         $  850,000,000

   1b. Class B Invested Amount                         $   80,000,000

   1c. CIA Invested Amount                             $   70,000,000

   2a. Class A Monthly Interest                        $    4,237,781

   2b. Class B Monthly Interest                        $      410,850

   2c. CIA Monthly Interest                            $      313,950

   3a. Balance in the Class A Interest Funding Account $   14,282,892

   3b. Balance in the Class B Interest Funding Account $    1,384,717

   3c. Balance in the CIA Interest Funding Account     $      313,950

   4a. Class A Investor Charge-offs                    $            0

   4b. Class B Investor Charge-offs                    $            0

   4c. CIA Investor Charge-offs                        $            0

   5. Required Amount                                  $            0

   6a. Class A Principal Deposit to PFA (2)            $            0

   6b. Class B Principal Deposit to PFA (2)            $            0

   6c. CIA Principal Deposit to PFA (2)                $            0

   7a. Balance in Class A Principal Funding Account (2)$            0

   7b. Balance in Class B Principal Funding Account (2)$            0

   7c. Balance in CIA Principal Funding Account (2)    $            0
--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period


                                      Page 2

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer
==============================================================================
                 Universal Card Master Trust, Series 1996-3
                    For the Due Period Ending February 28, 2001
==============================================================================
This Certificate relates to the Due Period ending February 28, 2001 and the related Distribution Date.
E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date                    $   14,282,892

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date                    $    1,384,717

   1c. The total amount of the distribution to Class C
       Certificateholders On the Payment Date                    $      313,950

   2a. The amount of the distribution set forth in item 1(a) above
       in respect to principal on the Class A Certificates       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect to principal on the Class B Certificates       $            0

   2c. The amount of the distribution set forth in item 1(c) above
       in respect to principal on the CIA                        $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates        $   14,282,892

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates        $    1,384,717

   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the CIA                         $      313,950

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4c. The amount, if any, by which the outstanding principal balance of the CIA exceeds the CIA
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0
       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.
                                      Page 3

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1996-3
                    For the Due Period Ending February 28, 2001

==============================================================================

This Certificate relates to the Due Period ending February 28, 2001 and the related Distribution Date.

The undersigned, a duly authorized representative of Universal Card Services Corp.('UCS'), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the 'Pooling And
  Servicing Agreement'), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Universal Card Services Corp. is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on March 19, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 13th day of March 2001

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 4

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1997-1
                    For the Due Period Ending February 28, 2001

==============================================================================
This Certificate relates to the Due Period ending February 28, 2001 and the related Distribution Date.

C2. Information Regarding Series 1997-1
   ------------------------------------
    1. Total Investor Collections                    $  139,315,313
         Principal Collections                       $  125,380,435
         Reallocated Finance Charge Collections      $   13,934,878
    2. Investor Default Amount                       $    3,871,310
    3. Investor Monthly Interest                     $    4,164,225
    4. Investor Monthly Servicing Fee                $    1,558,333
    5. Excess Finance Charge Collections             $    4,402,091

*Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------
Current Month
    1. Series Adjusted Portfolio Yield - current month   12.15%

    2. Base Rate - current month                          6.87%
         Coupon Component                                 5.00%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - 3 month average         5.28%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 13.87%

    5. Base Rate - 3 month average                        8.41%
         Coupon Component                                 6.54%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         5.46%













                                      Page 1

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1997-1
                    For the Due Period Ending February 28, 2001

==============================================================================
This Certificate relates to the Due Period ending February 28, 2001 and the related Distribution Date.
D. Information Regarding Series 1997-1
--------------------------------------

   1a. Class A Invested Amount                         $  850,000,000

   1b. Class B Invested Amount                         $   80,000,000

   1c. CIA Invested Amount                             $   70,000,000

   2a. Class A Monthly Interest                        $    3,506,250

   2b. Class B Monthly Interest                        $      341,400

   2c. CIA Monthly Interest                            $      316,575

   3a. Balance in the Class A Interest Funding Account $    3,506,250

   3b. Balance in the Class B Interest Funding Account $      341,400

   3c. Balance in the CIA Interest Funding Account     $      316,575

   4a. Class A Investor Charge-offs                    $            0

   4b. Class B Investor Charge-offs                    $            0

   4c. CIA Investor Charge-offs                        $            0

   5. Required Amount                                  $            0

   6a. Class A Principal Deposit to PFA (2)            $            0

   6b. Class B Principal Deposit to PFA (2)            $            0

   6c. CIA Principal Deposit to PFA (2)                $            0

   7a. Balance in Class A Principal Funding Account (2)$            0

   7b. Balance in Class B Principal Funding Account (2)$            0

   7c. Balance in CIA Principal Funding Account (2)    $            0
--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period


                                      Page 2

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer
==============================================================================
                 Universal Card Master Trust, Series 1997-1
                    For the Due Period Ending February 28, 2001
==============================================================================
This Certificate relates to the Due Period ending February 28, 2001 and the related Distribution Date.
E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date                    $            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date                    $            0

   1c. The total amount of the distribution to Class C
       Certificateholders On the Payment Date                    $      316,575

   2a. The amount of the distribution set forth in item 1(a) above
       in respect to principal on the Class A Certificates       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect to principal on the Class B Certificates       $            0

   2c. The amount of the distribution set forth in item 1(c) above
       in respect to principal on the CIA                        $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates        $            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates        $            0

   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the CIA                         $      316,575

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4c. The amount, if any, by which the outstanding principal balance of the CIA exceeds the CIA
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0
       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.
                                      Page 3

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1997-1
                    For the Due Period Ending February 28, 2001

==============================================================================

This Certificate relates to the Due Period ending February 28, 2001 and the related Distribution Date.

The undersigned, a duly authorized representative of Universal Card Services Corp.('UCS'), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the 'Pooling And
  Servicing Agreement'), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Universal Card Services Corp. is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on March 19, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 13th day of March 2001

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 4